                           SCHEDULE 14A INFORMATION

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       UNIFIED FINANCIAL SERVICES, INC.
               (Name of Registrant as Specified in Its Charter)

     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total Fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                 [Unified Financial Services, Inc. Letterhead]





                                April 30, 1998


Dear Fellow Stockholders:

      Our Annual Meeting of Stockholders will be held at the offices of First Lexington Trust Company, 2353 Alexandria Drive, Lexington, Kentucky, at 10:00 a.m., local time, on Wednesday, May 20, 1998. The Notice of Annual Meeting of Stockholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

      We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                          Sincerely,

                                          /s/ Timothy L. Ashburn

                                          TIMOTHY L. ASHBURN
                                          Chairman, President and
                                          Chief Executive Officer

                       UNIFIED FINANCIAL SERVICES, INC.
                         431 NORTH PENNSYLVANIA STREET
                       INDIANAPOLIS, INDIANA 46204-1873
                                (800) 862-7283

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD WEDNESDAY, MAY 20, 1998

To the Holders of the Common Stock of
Unified Financial Services, Inc.:

      The Annual Meeting of Stockholders of Unified Financial Services, Inc., a Delaware corporation (the "Company"), will be held at the offices of First Lexington Trust Company, 2353 Alexandria Drive, Lexington, Kentucky, on Wednesday, May 20, 1998 at 10:00 a.m., local time, for the following purposes:

      1. To elect two (2) Class I directors to hold office for a term of three years or until their successors shall have been duly elected and qualified;

      2. To consider and act upon a proposal to adopt the Unified Financial Services, Inc. 1998 Stock Incentive Plan; and

      3. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

      The Company's Board of Directors has fixed the close of business on March 27, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Carol J. Highsmith, Secretary

April 30, 1998
Indianapolis, Indiana

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       UNIFIED FINANCIAL SERVICES, INC.
                         431 NORTH PENNSYLVANIA STREET
                       INDIANAPOLIS, INDIANA 46204-1873
                                (800) 862-7283

                                PROXY STATEMENT

                   For Annual Meeting of Stockholders to be
                        Held on Wednesday, May 20, 1998
                  Approximate Date of Mailing: April 30, 1998

                                    GENERAL

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unified Financial Services, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, May 20, 1998 at 10:00 a.m., local time, at the offices of First Lexington Trust Company, 2353 Alexandria Drive, Lexington, Kentucky, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

            All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by the Board of Directors in Proposal I and in favor of the adoption of the Unified Financial Services, Inc. 1998 Stock Incentive Plan (the "Plan") in Proposal II. A stockholder who executes a proxy may revoke it at any time before it is exercised by delivering to the Company another proxy bearing a later date, by submitting written notice of such revocation to the Secretary of the Company or by personally appearing at the Annual Meeting and casting a contrary vote.

            This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the stockholders of the Company on or about April 30, 1998. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

            A plurality of the votes cast is required for the election of directors. Under the Delaware General Corporation Law, an abstaining vote is not deemed to be a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors and, therefore, do not have the effect of votes in opposition. The adoption of the Plan requires the affirmative vote of a majority of the votes cast on such proposal at the meeting; provided, that the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposal. Abstentions on such matter will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present at the meeting. Neither abstentions nor broker "non-votes" shall be deemed to be a vote cast in determining whether the 50% or more requirement is met for purposes of the adoption of the Plan. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

            The close of business on March 27, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each outstanding share of the common stock, $0.01 par value, of the Company ("Common Stock") is entitled to one vote. On March 27, 1998, there were outstanding and entitled to vote 1,046,976 shares of Common Stock.

Ownership of Certain Beneficial Owners and Management

            The following table sets forth information regarding the amount of Common Stock beneficially owned, as of March 27, 1998, by each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table, any person who is known by the company to own beneficially more than 5% of the Common Stock and all directors and executive officers of the Company as a group:

                                           Number of  Shares       Percent of Outstanding
        Name and Address<F1>              Beneficially Owned            Common Stock
        --------------------              ------------------            ------------
Timothy L. Ashburn                             577,449<F2><F3><F4>         55.2%
Jack R. Orben                                   18,000<F2>                  1.7
Weaver H. Gaines                                18,000<F2>                  1.7
Thomas J. Napurano                              68,351<F2><F4>              6.5
Lynn E. Wood                                   114,213<F2><F4><F5>         10.9
Dr. Gregory W. Kasten                          355,167<F4><F6>             33.9
Directors and Executive Officers
  as a Group (7  persons)                      977,572<F2>                 93.4

--------------------
<F1>  Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 1,046,976 shares of Common Stock that were issued and outstanding as of March 27, 1998. The address for each person is 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1873.

<F2>  Includes 63,656, 18,000, 18,000, 62,949, 64,213 and 261,888 shares of
      Common Stock beneficially owned by Messrs. Ashburn, Orben, Gaines, Napurano and Wood, and all directors and executive officers as a group, respectively, subject to the terms of that certain Voting Trust Agreement (the "Voting Trust"), dated as of October 10, 1997, by and between Mr. Ashburn, as voting trustee, and the Company. No person has voting power over such shares except Mr. Ashburn, the voting trustee. Each of Messrs. Ashburn, Orben, Gaines, Napurano and Wood, and all executive directors and officers as a group, may be deemed to be the beneficial owner(s) of the shares contributed to the Voting Trust because such holder(s) retain sole investment power over such shares. The Voting Trust terminates on October 31, 1998.

<F3>  Includes 572,768 shares of Common Stock of which Mr. Ashburn may be deemed to be the beneficial owner as voting trustee of the Voting Trust. Mr. Ashburn disclaims beneficial ownership of all shares subject to the Voting Trust except 63,656 shares.

<F4>  Includes 4,680.613, 5,401.973, 4,562.641, 363.013 and 3,132,212.24
      shares of Common Stock beneficially owned by Messrs. Ashburn, Napurano, Wood and Kasten, and all directors and executive officers as a group, respectively, and held by the Company's profit sharing plan. No person has voting power over such shares except Mr. Wood, the voting trustee. Each of Messrs. Ashburn, Napurano, Wood and Kasten, and all directors and executive officers as a group, may be deemed to be the beneficial owner(s) of the shares held by the profit sharing plan because such holder(s) retain sole investment power over such shares.

<F5>  Includes 50,000 shares of Common Stock of which Mr. Wood may be deemed to be the beneficial owner as voting trustee of the profit sharing plan. Mr. Wood disclaims beneficial ownership of all shares held subject to the profit sharing plan except 4,562.641 shares.

<F6>  Includes 869 shares of Common Stock owned by Dr. Kasten's spouse, of which Dr. Kasten disclaims beneficial ownership.

                      PROPOSAL I:  ELECTION OF DIRECTORS

            In accordance with the by-laws of the Company, the Board of Directors has fixed the number of directors at six, divided into three classes, with the terms of office of each class ending in successive years. The Board of Directors has nominated Timothy L. Ashburn and Dr. Gregory W. Kasten for election as Class I directors to hold office until the 2001 Annual Meeting of Stockholders, until their respective successors are elected and qualified, or until their earlier death, resignation or removal. There is no cumulative voting in the election of directors.

            The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of Timothy L. Ashburn and Dr. Gregory W. Kasten as Class I directors, except as otherwise directed by the stockholder on the proxy. Messrs. Ashburn and Kasten currently are directors of the Company. If for any reason Messrs. Ashburn or Kasten become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors. The Board of Directors recommends a vote "FOR" the election of Timothy L. Ashburn and Dr. Gregory W. Kasten as Class I directors.

            The name, age, principal occupation or position and other directorships with respect to Messrs. Ashburn and Kasten and the other directors whose terms of office will continue after the Annual Meeting is set forth below, including any positions they hold with the Company and its subsidiaries, Unified Management Corporation ("UMC"), Unified Fund Services, Inc. ("UFSI"), First Lexington Trust Company ("First Lexington"), Health Financial, Inc. ("Health Financial"), Resource Benefit Planners, Inc. ("RBP") and Unified Internet Services, Inc. ("Unified Internet Services").

                 Class I Nominees To Be Elected For a Term of
                         Three Years Expiring in 2001

            Class I:
            -------

            Timothy L. Ashburn, 47, has served as Chairman of the Board of the Company since 1989, as Chief Executive Officer from 1989 to 1992 and 1994 to present, and as President since November 1997. Mr. Ashburn was employed by Vine Street Trust Company, Lexington, Kentucky, a wholly owned subsidiary of Cardinal Bancshares, a Kentucky bank holding company, for the two-year period from April 1992 through March 1994. Mr. Ashburn also is a director of each of UMC, UFSI, First Lexington, Health Financial, RBP and Unified Internet Services, and is Chairman of the Board of Trustees, President and Chief Executive Officer of the Unified Funds, a family of four no-load mutual funds sponsored by UFSI.

            Dr. Gregory W. Kasten, 43, has served as a director of the Company since 1997. Dr. Kasten has served as President and Chief Executive Officer of Health Financial and First Lexington since 1986 and 1994, respectively. Dr. Kasten also is a director of each of Health Financial, First Lexington and RBP.

                  Class II - To Continue in Office Until 1999

            Thomas G. Napurano, 56, a certified public accountant and a certified management accountant, has served as a director, the Chief Financial Officer and Executive Vice President of the Company since 1989. Mr. Napurano also is a director and the Chief Financial Officer of UFSI, a director and the Chief Financial Officer of UMC, a director and the Chief Financial Officer of Unified Internet Services and the Chief Financial Officer and the Treasurer for Unified Funds.

            Lynn E. Wood, 51, has served as a director of the Company since 1992 and as Chief Operating Officer and President from 1993 through November 1997. Mr. Wood also is a director and the President and Chief Operating Officer of UFSI, a director and the President of UMC, a director of Unified Internet Services and the assistant secretary to the Unified Funds.

                 Class III - To Continue in Office Until 2000

            Weaver H. Gaines, 54, has served as a director of the Company from 1990 to 1992 and 1993 to present. Since 1993, Mr. Gaines has been Chairman and Chief Executive Officer for Ixion Biotechnology, Inc., founding and managing the development-stage biotechnology company. From 1985 until 1992, Mr. Gaines held various executive positions at the Mutual Life Insurance Company of New York (MONY), including Executive Vice President and General Counsel, and was a member of its executive and compensation committees and management of MONY's investment services subsidiaries. Mr. Gaines is a director of Voyeta Technologies, Inc., First ING Life Insurance Company of New York and AquaGene, Inc. and Chairman of Bio + Florida, Florida's biotechnology trade association.

            Jack R. Orben, 58, has served as a director of the Company since 1989. Mr. Orben has been the Chairman and an executive officer of Fiduciary Counsel, an investment adviser firm, since 1979. Fiduciary Counsel is a sub-adviser for several portfolios of the Company's affiliated mutual funds, the Unified Funds. Mr. Orben also is Chairman and an executive officer of AFS Group, a 53% owner of Fiduciary Counsel, which owns 100% of Starwood Company, an investment adviser firm. Starwood is a sub-adviser for the Starwood Strategic portfolio of the Company's affiliated mutual funds, the Unified Funds. Mr. Orben is a director of UFSI and chairs its investment committee, and is on the Board of Trustees and is a member of the executive committee for the Unified Funds.

                       BOARD OF DIRECTORS AND COMMITTEES

            During the year ended December 31, 1997, the Board of Directors of the Company met four times, including both regularly scheduled and special meetings. During such year, all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees on which they serve.

            The standing committees of the Board of Directors are the Executive Compensation Committee, Acquisition Committee and Plan Committee.

            Executive Compensation Committee. Messrs. Ashburn (Chairman), Orben and Gaines are the current members of the Executive Compensation Committee. The functions of the Executive Compensation Committee are to recommend salary and bonus levels for the senior officers of the Company and its subsidiaries. The Executive Compensation Committee met one time during the year ended December 31, 1997.

            Acquisition Committee. Messrs. Ashburn (Chairman) and Napurano are the current members of the Acquisition Committee. The functions of the Acquisition Committee are to identify, evaluate and select potential acquisition partners. The Acquisition Committee did not meet during the year ended December 31, 1997.

            Plan Committee. Messrs. Ashburn (Chairman), Orben and Gaines are the current members of the Plan Committee. The functions of the Plan Committee are to oversee and govern the Company's 401(k) Plan. The Plan Committee met three times during the year ended December 31, 1997.

            Directors currently are not compensated for attending meetings of the Board, except for reimbursements for reasonable expenses related to attendance at such meetings. Regularly scheduled board meetings are conducted quarterly on the third Wednesday in January, April, July and October of each year, unless otherwise changed, and the annual meeting of the Company's stockholders will be conducted in May of each year beginning in 1998.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Dr. Kasten, a director of the Company, is the President and Chief Financial Officer of Health Financial, a registered investment adviser, and the President and Chief Financial Officer of First Lexington, a non-bank affiliated trust company. All of the outstanding capital stock of each of Health Financial and First Lexington was acquired by the Company on June 1, 1997 and December 31, 1997, respectively. Dr. Kasten was the sole shareholder of Health Financial on June 1, 1997 and received an aggregate of 325,000 shares of the Company pursuant to the Company's acquisition of Health
Financial.   Dr. Kasten and his spouse were also shareholders of First
Lexington on December 31, 1997 and received an aggregate of 28,935 shares and 869 shares, respectively, of the Company pursuant to the Company's acquisition of First Lexington. During 1997, Health Financial received payment of approximately $113,500 from First Lexington for certain employee management services rendered to First Lexington by Health Financial.

                      COMPENSATION OF EXECUTIVE OFFICERS

            The following table sets forth the compensation of the Company's Chief Executive Officer and each other executive officer whose base salary and bonus exceeded $100,000 in 1997.

                                                     Summary Compensation Table

                                            Annual Compensation                       Long-Term Compensation
                                            -------------------                       ----------------------
                                                                      Other Annual  Restricted    Securities      All Other
                                                          Bonus       Compensation    Stock       Underlying     Compensation
Name and Principal Position         Year    Salary ($)     ($)             ($)      Awards ($)  Options/SARs(#)      ($)
---------------------------         ----    ----------     ---             ---      ----------  ---------------      ---
Timothy L. Ashburn                  1997     122,885     13,941             --          --         63,656<F1>     3,610<F2>
   Chairman, President and          1996     100,000        100             --          --             --            --
   Chief Executive Officer          1995     100,000        500             --          --             --            --

Dr. Gregory W. Kasten<F3>           1997     250,000     12,000             --          --             --         5,341<F4>
   President and Chief              1996          --         --             --          --             --            --
   Executive Officer of Health      1995          --         --             --          --             --            --
   Financial and First Lexington

Thomas G. Napurano                  1997      92,077     13,786             --          --         62,949<F1>     3,247<F5>
   Executive Vice President and     1996      92,077        100             --          --             --            --
   Chief Financial Officer          1995      92,077        500             --          --             --            --

--------------------
<F1>  Gives effect to the July 25, 1997 amendment to the original option grants, which amendment gave effect to the stock dividend declared and paid by the Company on July 15, 1997.

<F2>  Includes the following: $3,000 in matching contributions to the
      Company's Section 401(k) Plan; $505 the Company contributed to the Company's profit sharing plan; and $105 for premiums paid by the Company on an insurance policy for the benefit of Mr. Ashburn.

<F3>  Dr. Kasten has been employed by the Company since the acquisition of
      Health Financial by the Company on June 1, 1997.

<F4>  Includes the following:  $4,750 in matching contributions to the
      Company's Section 401(k) Plan; and $591 the Company contributed to the Company's profit sharing plan.

<F5>  Includes the following:  $2,751 in matching contributions to the
      Company's Section 401(k) Plan; $391 the Company contributed to the Company's profit sharing plan; and $105 for premiums paid by the Company on an insurance policy for the benefit of Mr. Napurano.

Employment Agreements

            Dr. Gregory W. Kasten is the only executive officer of the Company who has an employment agreement (the "Agreement") with the Company. The initial term of the Agreement with Dr. Kasten is a two year period beginning on June 1, 1997, the effective date of the Agreement. Commencing on the first anniversary of the effective date, and continuing at each anniversary date thereafter, the Agreement will automatically renew for an additional year unless prior written notice is provided to Dr. Kasten.
During the initial two-year term of the Agreement, Dr. Kasten will be paid an annual base salary of $500,000. In addition, he is eligible to be awarded an incentive bonus on a basis commensurate with those provided to other peer executive officers.

            If the Company terminates Dr. Kasten's Agreement during the term of employment without "cause" (generally, willful failure to perform duties, willful misconduct injurious to the Company or a material breach of the Agreement), or if Dr. Kasten terminates his employment with "good reason" (generally, the assignment of duties inconsistent with the employee's position, a material diminution in authority or responsibilities, a reduction in any benefit specified in the Agreement, or any material breach of the Agreement by the Company), the Company will be required to pay severance benefits to Dr. Kasten in an amount equal to Dr. Kasten's then-current annual salary for the remainder of the initial two-year period.

Additionally, Dr. Kasten would be entitled to the continuation of annual noncompete payments, and other benefits to which he otherwise would have been entitled, as provided for in the Agreement.

                        OPTION/SAR GRANTS IN LAST YEAR

            The following table sets forth information concerning stock option grants made in 1997 to the individuals named in the Summary Compensation Table. No SARs were granted to the named individuals in 1997.

                                                           Individual Grants
                              ---------------------------------------------------------------------------

                                Number of
                               Securities        Percent of Total
                               Underlying          Options/SARs
                              Options/SARs          Granted to             Exercise or
                                 Granted           Employees in             Base Price         Expiration
       Name                      (#)<F1>            Fiscal Year             ($/Sh)<F1>            Date
       ----                   ------------       ----------------          -----------         ----------
Timothy L. Ashburn               63,656                11.1%                 $0.1314        February 5, 2007
Thomas G. Napurano               62,949                11.0                   0.1314        February 5, 2007

--------------------
<F1>  Gives effect to the July 25, 1997 amendment to original option grant, which amendment gave effect to the stock dividend declared and paid by the Company on July 15, 1997.

            The following presents certain information concerning stock option exercises in the fiscal year ended December 31, 1997. No options remained unexercised at December 31, 1997 by the individuals named in the Summary Compensation Table.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR
                          YEAR-END OPTION/SAR VALUES

                                          Shares
                                        Acquired on
                                         Exercise              Value Realized
       Name                                 (#)                   ($)<F1>
       ----                             -----------            --------------
Timothy L. Ashburn                        63,656                  $24,100
Thomas G. Napurano                        62,949                   23,832

--------------------
<F1>  Based on the fair market value of the Common Stock on July 25, 1997 of approximately $0.51 per share.


        PROPOSAL II:  ADOPTION OF THE UNIFIED FINANCIAL SERVICES, INC.
                           1998 STOCK INCENTIVE PLAN


            The Board of Directors has adopted, subject to approval by the stockholders of the Company, the Plan, which provides for the granting of stock options and other stock-based awards.

            The total number of shares of Common Stock issuable under the Plan is not to exceed

1,500,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar changes generally affecting stockholders of the Company. Of these 1,500,000 shares of stock, no more than 250,000 shares may be issued to participants in the Plan in any plan year.

            The Board of Directors believes that the Plan will advance the interests of the Company and its stockholders by providing additional incentives and motivation toward superior performance and by enabling the Company and its subsidiaries to attract and retain the services of key employees and directors, upon whose judgment, talents and special efforts, the successful conduct of its operations is largely dependent. The vote required to approve the Plan is a majority of the shares of Common Stock cast on such proposal at the Annual Meeting; provided, that the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposal.

            The Plan is administered by the Administrator. The Administrator may be the Board of Directors or, if the Board of Directors so designates, the Executive Compensation Committee of the Board of Directors. The Committee, by majority action thereof, is authorized in its sole discretion to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective Stock Option, Restricted Stock, Restricted Stock Unit and Performance Award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan; provided, however, that the Administrator shall take no action which will impair any award previously granted under the Plan or cause the Plan not to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act").

            The complete text of the Plan is set forth in Appendix A to this proxy statement. The following summary of certain provisions of the Plan is qualified in its entirety by reference to the full text of the Plan.

Description of the Plan

            Under the terms of the Plan, employees, directors, advisors and consultants of the Company and its subsidiaries (as determined by the Administrator in its sole discretion) will be eligible to receive (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights ("SARs"); (d) Restricted Stock; (e) Restricted Stock Units; and (f) Performance Awards.

            Incentive Stock Options. Incentive Stock Options granted under the Plan shall entitle the holder thereof to purchase shares of Common Stock at the base price established by the Administrator, which price shall not be less than 100% of the "Fair Market Value" (as defined in the Plan) of Common Stock on the date the option is granted. Such Incentive Stock Options are exercisable not later than ten years after the date of the grant, and except as provided below, will terminate not later than three months after termination of employment for any reason other than death or disability. Incentive Stock Options outstanding and unexercised at the time of the death or disability of the participant generally shall terminate on the first to occur of either the expiration date thereof or the expiration of twelve months after the date of such event.

            Under the Plan, no more than 1,500,000 shares may be issued in the form of Incentive Stock Options.

            Nonqualified Stock Options. Nonqualified Stock Options shall consist of nonqualified options to purchase shares of stock at purchase prices determined by the Administrator. Nonqualified

Stock Options shall be exercisable not later than ten years after the date they are granted, and will terminate not later than three months after termination of employment for any reason other than death, retirement or disability. The Administrator shall have the right to determine at the time the option is granted whether shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions and, if so, the nature of the restrictions.

            Stock Appreciation Rights. Stock Appreciation Rights may be granted which, in the discretion of the Administrator, may be exercised (1) in lieu of exercise of an option, (2) in conjunction with the exercise of an option, (3) upon lapse of an option, (4) independent of an option or (5) each of the above in connection with a previously awarded option. The Administrator may establish, in its sole discretion, a maximum amount per share that will be payable upon exercise of a SAR, and may impose such conditions on exercise of a SAR as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Act.

            Restricted Stock and Restricted Stock Units. Restricted Stock shall consist of stock or stock units issued under the Plan at any purchase price less than the Fair Market Value thereof on the date of issuance, or as a bonus. In the case of any Restricted Stock or Restricted Stock Units:

            (a) The purchase price, if any, will be determined by the Administrator.

            (b) Restricted Stock or Restricted Stock Units may be subject to: (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock or Restricted Stock Units at the purchase price, if any, originally paid therefor upon the occurrence of specified events within specified periods;
      (iii) representation by the participant that he or she intends to acquire Restricted Stock or Restricted Stock Units for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

            (c) The participant or a permitted transferee, as the case may be, shall be entitled to all dividends paid with respect to Restricted Stock, and shall be entitled to vote Restricted Stock, during the "Period of Restriction" (as defined in the Plan).

            Performance Awards. The Administrator may grant Performance Awards which may consist of shares of Common Stock, Stock Options, Restricted Stock, Restricted Stock Units or a combination thereof. In the event that performance goals are achieved over a designated time period, the Performance Awards will be made in a predesignated form in a single or in periodic installments as the Administrator determines in its sole discretion. The goals established by the Administrator shall be based on one or more financial measures of the Company: (i) return on average assets; (ii) earnings per share; (iii) return on stockholders' equity; and/or (iv) revenue growth. The Administrator may also provide for additional opportunities based upon the attainment of specific business objectives and other measures of individual, business unit or company performance, and such other goals or a combination thereof as may be established by the Administrator. In the event the goal is not achieved at the conclusion of the designated performance period, no payment shall be made to a participant. However, goals may include standards for partial achievement and provide for a partial award for partial achievement. The participant shall have no right to vote any shares of Common Stock subject to a Performance Award, nor shall such participant have any right to receive dividends on such shares until the performance goals are achieved and the shares issued. No Performance Award shall entitle any individual to receive more than 300,000 shares of Common Stock.

            Change of Control. If the terms of an agreement under which the Administrator has granted an award under the Plan shall so provide, upon a "Change of Control" (as defined in the Plan) outstanding awards shall become immediately and fully exercisable or payable according to the terms set forth in the Plan.

            Duration, Amendment and Termination. No award shall be granted more than ten years after the effective date of the Plan; provided, however, that the terms and conditions applicable to any award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the participant or such other person as may then have in interest therein (notwithstanding the fact that an amendment or modification may cause an option to no longer qualify as an Incentive Stock Option). Also, by mutual agreement between the Company and a participant hereunder, Stock Options or other awards may be granted to such participant in substitution and exchange for, and in cancellation of, any awards previously granted such participant under this Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent.
No amendment of the Plan shall, without approval of the stockholders of the
Company: (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of stock or stock units which may be made subject to awards under the Plan; (c) modify the requirements as to eligibility for awards under the Plan; or (d) cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Internal Revenue Code of 1986, as amended.

            Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value on the date of such notice; provided, however, that with respect to reporting persons, such withholding shall be satisfied by a reduction of the number of shares otherwise so deliverable. A participant shall remain subject to withholding taxes upon the exercise of a Nonqualified Stock Option by a permitted transferee or upon the lapse of any forfeiture restrictions applicable to any shares of Restricted Stock or Restricted Stock Units transferred to a permitted transferee.

            The Board of Directors recommends a vote "FOR" the adoption of the Unified Financial Services, Inc. 1998 Stock Incentive Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1997, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that each of Timothy L. Ashburn, Thomas G. Napurano, Lynn E. Wood, Weaver H. Gaines and Jack R. Orben filed a late Form 3 report.

                            INDEPENDENT ACCOUNTANTS

            Larry E. Nunn & Associates, L.L.C. served as the Company's independent accountants for the year ended December 31, 1997 and has been selected by the Board of Directors to continue in such capacity during 1998. Representatives of Larry E. Nunn & Associates, L.L.C. are expected to be present at the Annual Meeting and to respond to appropriate questions from stockholders. Such representatives will have the opportunity to make statements if they so desire.

                         FUTURE STOCKHOLDER PROPOSALS

            Under applicable regulations of the Securities and Exchange Commission, all proposals of stockholders to be considered for inclusion in the proxy statement for, and to be considered at, the 1999 Annual Meeting of Stockholders must be received at the offices of the Company, c/o Secretary, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204-1873 by not later than December 30, 1998. The Company's By-laws also prescribe certain time limitations and procedures regarding prior written notice to the Company by stockholders, which limitations and procedures must be complied with for proposals of stockholders to be included in the Company's proxy statement for, and to be considered at, such annual meeting. Any stockholder who wishes to make such a proposal should request a copy of the applicable provisions of the Company's By-laws from the Secretary of the Company.

                                 ANNUAL REPORT

            The Annual Report to Stockholders of the Company for the year ended December 31, 1997 has been mailed simultaneously to the stockholders of the Company. The Company's Annual Report on Form 10-K for the year ended December 31, 1997, as filed with the Securities and Exchange Commission (excluding exhibits), is included in the Company's Annual Report to Stockholders.

                                OTHER BUSINESS

            The Board of Directors, at the date hereof, is not aware of any business to be presented at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders and discussed herein. If any other matter should properly come before the Annual Meeting, the persons named on the enclosed form of proxy will have discretionary authority to vote the shares of Common Stock represented by proxies in accordance with their discretion and judgment as to the best interests of the Company.



                                          TIMOTHY L. ASHBURN
                                          Chairman of the Board, President
                                          and Chief Executive Officer

April 30, 1998
Indianapolis, Indiana

                                                              Appendix A
                                                              ----------
                       UNIFIED FINANCIAL SERVICES, INC.
                           1998 STOCK INCENTIVE PLAN


                              Section 1.  Purpose

            The purpose of this Plan is to encourage certain Employees and Directors of the Company, and of such Subsidiaries of the Company as the Administrator designates, to acquire Stock or to receive monetary payments based on the value of such Stock or based upon achieving certain goals on a basis mutually advantageous to such Employees and Directors of the Company and thus to provide an incentive for continuation of the efforts of Employees and Directors for the success of the Company and aid the Company and its Subsidiaries in competing with other enterprises for the services of new Employees and Directors. Compensation relating to Awards under the Plan is generally intended to qualify as "performance-based compensation" under
Section 162(m) of the Code.


                            Section 2.  Definitions

            Whenever used herein, the following terms shall have the respective meanings set forth below:

            (a) Act means the Securities Exchange Act of 1934, as amended from time to time.

            (b) Administrator means the Board or, if the Board so designates, the Committee.

            (c) Award means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

            (d) Base Price means, in the case of an Option or a Stock Appreciation Right, a price fixed by the Administrator at which the Option or the Stock Appreciation Right may be exercised, which in the case of an Incentive Stock Option or a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Incentive Stock Option or Stock Appreciation Right.

            (e)   Board means the Board of Directors of the Company.

            (f)   Change of Control is defined in Section 14.

            (g) Code means the Internal Revenue Code of 1986, as amended and in effect from time to time.

            (h) Committee means those members of the Compensation Committee of the Board each of whom is both (1) qualified to administer this Plan as contemplated by Rule 16b-3 and (2) considered to be an "outside director" as contemplated by
                  Section 162(m) of the Code.

            (i) Common Stock means the common stock, $.01 par value, of the Company.

            (j) Company means Unified Financial Services, Inc., a Delaware corporation.

            (k) Covered Employee means a covered employee as that term is defined in Section 162(m) of the Code.

            (l) Director means a member of the Board (including members who are also Employees) of the Company or any Subsidiary of the Company.

            (m) Disability means a physical and/or mental condition that renders a Participant unable to perform the duties of the Participant's position on a full-time basis for a period of one hundred eighty (180) consecutive business days. Disability shall be deemed to exist when certified by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably). The Participant will submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such Disability determination.

            (n) Employee means any employee, consultant or advisor (including officers and Directors who are also Employees) of the Company or any Subsidiary of the Company; provided, however, that bonafide services are rendered by any such consultant or advisor and such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction.

            (o) Fair Market Value means, for any particular date, (i) for any period during which Common Stock shall be listed for trading on a national securities exchange, the closing price per share of Common Stock on such exchange as of the close of such trading day, (ii) for any period during which Common Stock shall not be listed for trading on a national securities exchange, but when Common Stock is authorized as a Nasdaq National Market security, the last transaction price per share as quoted by The Nasdaq Stock Market (the "Nasdaq"), (iii) for any period during which Common Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, but when Common Stock shall be authorized as a Nasdaq SmallCap Market security, the closing bid price as reported by the Nasdaq, or (iv) the market price per share of Common Stock as determined by an investment banking firm or certified public accountant selected by the Administrator in the event neither (i), (ii) nor (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets were open.

            (p) Final Award means the Award earned by each Participant at the end of the Performance Period.

            (q) Option means the right to purchase Stock at the Base Price for a specified period of time. For purposes of the Plan, an Option may be an incentive stock option ("Incentive Stock Option") within the meaning of
                  Section 422 of the Code, a nonqualified stock option ("Nonqualified Stock Option") or any other type of option.

            (r) Participant means any Employee or Director designated by the Administrator to participate in the Plan.

            (s) Performance Award means a right to receive a payment equal to the value of a unit or other measure, and includes shares of Stock (which may be granted pursuant to an Option or as Restricted Stock) and Restricted Stock Units, as determined by the Administrator based on performance during a Performance Period.

            (t) Performance Period means a period of not more than ten years established by the Administrator during which certain performance goals set by the Administrator are to be met.

            (u) Period of Restriction means the period during which a grant of shares of Restricted Stock is restricted pursuant to
                  Section 11 of the Plan.

            (v) Permitted Transferee means either (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Participant and/or one or more Immediate Family Members or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and/or one or more Immediate Family Members exceed 80% of all interests in such entity.

            (w) Plan means the Unified Financial Services, Inc. 1998 Stock Incentive Plan.

            (x) Plan Year means the Company's fiscal year commencing January 1 and ending December 31.

            (y) Program means an Award program established by the Administrator which designates the Participants, the Covered Employees, a Performance Period, performance goals and formulas or standards for determining the amounts of Awards payable under the Plan.

            (z) Reporting Person means a person subject to Section 16 of the Act.

            (aa) Restricted Stock means Stock granted pursuant to Section 11 or 12 of the Plan, but a share of such Stock shall cease to be Restricted Stock when the conditions to and restrictions thereon under Section 11 have been satisfied or have expired, respectively.

            (bb) Restricted Stock Unit means a unit equivalent in value to a share of Stock granted pursuant to Section 11 or 12 of the Plan, but a Stock Unit shall cease to be a Restricted Stock Unit when the conditions to and restrictions thereon under Section 11 have been satisfied or have expired, respectively.

            (cc) Retirement (including Normal, Early and Disability Retirement) means termination of employment with eligibility for normal, early or disability retirement benefits under the terms of the Company's Pension Plan, as amended and in effect at the time of such termination of employment.

            (dd) Rule 16b-3 means Rule 16b-3 under the Act as amended from time to time or any successor rule thereto.

            (ee) Stock means the authorized and unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

            (ff) Stock Units means units equivalent in value to shares of Stock.

            (gg) Stock Appreciation Right or SAR means the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over the Base Price. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the Base Price shall be the Option exercise price.

            (hh)  Subsidiary means a subsidiary corporation as defined in
                  Section 424 of the Code.


                          Section 3.  Administration

            The Plan will be administered by the Administrator. The determinations of the Administrator shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. In the event the Board designates the Committee to serve as the Administrator, a majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. In addition, any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Determinations, interpretations or other actions made or taken by the Administrator pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. Subject to the express provisions of the Plan, the Administrator shall have plenary authority to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective Stock Option, Restricted Stock, Restricted Stock Unit and Performance Award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan; provided, however, that the Administrator shall take no action which will impair any Award previously granted under the Plan or cause the Plan not to meet the requirements of Rule 16b-3.

                  Section 4.  Shares Reserved Under the Plan

            Subject to Sections 10, 12 and 13 hereof, there are hereby reserved for issuance under the Plan an aggregate of 1,500,000 shares of Stock, which may be authorized but unissued shares or treasury shares. Of these shares of Stock, no more than 250,000 shares may be issued to Participants in any Plan Year and no more than an aggregate of 1,500,000 shares may be issued to Participants pursuant to Incentive Stock Options, in each case subject to adjustment as set forth in the Plan. In addition, the amount of shares representing forfeited or tendered shares shall be available for Award only to persons not subject to Section 16 of the Act.

            Except as provided in Section 13, in no event may more than 300,000 shares of Stock be issued in connection with the award of Restricted Stock or Restricted Stock Units pursuant to Section 11 or 12, unless such Stock or Stock Units were awarded as the payment for grants or rights under any other employee or compensation plan of the Company. Additionally, the maximum number of shares of Stock, which may be awarded in the form of Options or SARs to any one individual under the Plan shall be limited to 300,000 Shares.

            Stock underlying outstanding Options or Performance Awards will be counted against the Plan maximum while such Options or Awards are outstanding. Shares of Stock underlying expired, canceled or forfeited Options or Awards (except Restricted Stock or Restricted Stock Units) may be added back to the Plan maximum. When the exercise price of Options is paid by delivery of shares of Stock, the number of shares available for issuance under the Plan shall continue to be reduced by the gross (rather than the net) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered in payment. Restricted Stock and Restricted Stock Units issued pursuant to the Plan will be counted against the Plan maximum while outstanding even while subject to restrictions. Shares of Restricted Stock and Restricted Stock Units may not be added back to the Plan maximum if such Restricted Stock or Restricted Stock Units are forfeited.


                           Section 5.  Participants

            Participants will consist of such officers, Directors and Employees of the Company or any designated Subsidiary as the Administrator in its sole discretion determines have a major impact on the success and future growth and profitability of the Company. Designation of a Participant in any Plan Year shall not require the Administrator to designate such person to receive an Award in any other Plan Year or to receive the same type or amount of Award as granted to the Participant in any other Plan Year or as granted to any other Participant in any Plan Year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.


                          Section 6.  Types of Awards

            The following Awards may be granted under the Plan: (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock; (e) Restricted Stock Units; and
(f) Performance Awards, all as described below. Except as specifically limited herein, the Administrator shall have complete discretion in determining the type and number of Awards to be granted to any Participant, and the terms and conditions that attach to each Award, which terms and conditions need not be uniform as between different Participants. All Awards shall be in writing.


                      Section 7.  Date of Granting Awards

            All Awards granted under the Plan shall be granted as of an award date. Promptly after each award date, the Company shall notify the Participant of the grant of the Award, and shall hand deliver or mail to the Participant an Award Agreement, duly executed by and on behalf of the Company, with the request that the Participant execute and return such agreement within thirty days after the date of mailing or delivery by the Company of the Award Agreement to the Participant. If the Participant shall fail to execute and return the written Award Agreement within the thirty-day period, the Participant's Award shall be automatically terminated, except that if the Participant dies within the thirty-day period such Award Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.


                      Section 8.  Incentive Stock Options

            Incentive Stock Options shall consist of Options to purchase shares of Stock at purchase prices not less than 100% of the Fair Market Value of the shares on the date the Option is granted. The purchase price may be paid by check or, in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant, which shares must have been owned for at least six (6) months. Subject to Section 14 hereof, Incentive Stock Options shall be exercisable not later than ten years after the date they are granted and, except as provided below, will terminate not later than three months after termination of employment for any reason other than death or Disability. In the event termination of employment occurs as a result of death or Disability, such an Option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by reason of Disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. In no event shall any Incentive Stock Option be exercised more than ten years after its grant. Leaves of absence granted by the Company or any Subsidiary of the Company for military service, illness and transfers of employment between the Company and any Subsidiary of the Company shall not constitute termination of employment. The aggregate Fair Market Value (determined as of the time an Option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amounts and limitations as may be provided from time to time by the Code and any regulations promulgated thereunder. The Fair Market Value of Stock shall be determined without regard to any restriction, other than a restriction which, by its terms, will never lapse.


                    Section 9.  Nonqualified Stock Options

            Nonqualified Stock Options shall consist of nonqualified Options to purchase shares of Stock at purchase prices determined by the Administrator. The purchase price may be paid by check or, in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant or the Permitted Transferee, as the case may be, which shares must have been owned for at least six (6) months. Subject to Section 14 hereof, Nonqualified Stock Options shall be exercisable not later than ten years after the date they are granted, and will terminate not later than three months after termination of employment for any reason other than death, Retirement or Disability. Leaves of absence granted by the Company or any Subsidiary of the Company for military service, illness and transfers of employment between the Company and any Subsidiary of the Company shall not constitute termination of employment. The Administrator shall have the right to determine at the time the Option is granted whether Shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions and, if so, the nature of the restrictions.


                    Section 10.  Stock Appreciation Rights

            Stock Appreciation Rights may be granted which, in the discretion of the Administrator, may be exercised (1) in lieu of exercise of an Option,
(2) in conjunction with the exercise of an Option, (3) upon lapse of an Option, (4) independent of an Option or (5) each of the above in connection with a previously awarded Option under the Plan. If the Option referred to in (1), (2) or (3) above qualified as an Incentive Stock Option pursuant to
Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose such conditions on exercise of a SAR as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Act. At the discretion of the Administrator, payment for SARs may be made in cash or Common Stock, or in a combination thereof. The following will apply upon exercise of a SAR:

                  (a)   Exercise of SARs in Lieu of Exercise of Options.
                        -----------------------------------------------
            SARs exercisable in lieu of Options may be exercised for all or part of the shares of Stock subject to the related Option upon the exercise of the right to exercise an equivalent number of Options. A SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. Upon exercise of a SAR in lieu of exercise of an Option, shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

                  (b)   Exercise of SARs in Conjunction with Exercise of
                        ------------------------------------------------
            Options.  SARs exercisable in conjunction with the exercise of
            -------
            Options shall be deemed to be exercised upon the exercise of the related Options, and shares of Stock equal to the sum of the number of shares acquired by exercise of the Option plus the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

                  (c)   Exercise of SARs Upon Lapse of Options.  SARs
                        --------------------------------------
            exercisable upon lapse of Options shall be deemed to have been exercised upon the lapse of the related Options as to the number of shares of Stock subject to the Options. Shares of Stock equal to the number of SARs deemed to have been exercised shall not be available again for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

                  (d)   Exercise of SARs Independent of Options.  SARs
                        ---------------------------------------
            exercisable independent of Options may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon the SARs, and shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.


           Section 11.  Restricted Stock and Restricted Stock Units

            Restricted Stock shall consist of Stock or Stock Units issued under the Plan at any purchase price less than the Fair Market Value thereof on the date of issuance, or as a bonus. In the case of any Restricted Stock or Restricted Stock Units:

                  (a) The purchase price, if any, will be determined by the Administrator.

                  (b) Restricted Stock or Restricted Stock Units may be subject to: (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock or Restricted Stock Units at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods; (iii) representation by the Participant that he or she intends to acquire Restricted Stock or Restricted Stock Units for investment and not for resale; and
            (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

                  (c) The Participant or a Permitted Transferee, as the case may be, shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

                  (d) The Participant or a Permitted Transferee, as the case may be, shall be entitled to vote Restricted Stock during the Period of Restriction.

                  (e) The Administrator shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.


                        Section 12.  Performance Awards

                  (a)   Performance Period.  For each Program, the
                        ------------------
            Administrator shall set forth a Performance Period over which performance will be measured to determine whether and in what amounts to pay Awards to Participants. Each Program must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under
            Section 162(m) of the Code. Each Program also shall set forth those individuals the Administrator believes may be or may become Covered Employees for the applicable Performance Period.

                  (b)   Performance Criteria and Goals.  All Awards shall be
                        ------------------------------
            based upon any one or more of the following financial measures of the Company: (i) return on average assets; (ii) earnings per share; (iii) return on stockholders' equity; and/or (iv) revenue growth. The Administrator may also provide for additional opportunities based upon the attainment of specific business objectives and other measures of individual, business unit or Company performance, and such other goals or a combination thereof as may be established by the Administrator. For each Program and for each Participant, the Administrator shall designate one or more objective performance goals based upon one or more of the criteria listed above. No Award shall be paid if the applicable performance goals are not satisfied; provided, however, performance goals may include standards for partial achievement and provide for a partial award for partial achievement.

                  (c)   Performance Awards.  Performance Awards may consist
                        ------------------
            of Options, Stock, Restricted Stock, Restricted Stock Units or a combination thereof, to be issued with or without any payment therefor, in the event the performance goals established by the Administrator are achieved during the Performance Period. For each Program, the Administrator shall designate an objective formula or standard for determining each Participant's Award. Except with respect to Awards payable to Covered Employees, and notwithstanding the failure to satisfy the applicable performance goal(s), the Administrator shall have the discretion to increase or reduce the amount of any Participant's Award above or below the standard or formula amount to reflect individual performance and/or unanticipated factors; the Administrator may only reduce the amount of an Award payable to Covered Employees below the standard or formula amount to reflect individual performance and/or unanticipated factors. Actual payment of the Award earned shall be in Stock, Restricted Stock, Restricted Stock Units or in a combination thereof, in a single sum or in periodic installments, all as the Administrator in its sole discretion determines. If Stock or Restricted Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. No Performance Award shall entitle any individual to receive more than 300,000 shares of Stock.

                  (d)   Payment of Awards.  After the close of each
                        -----------------
            Performance Period, the Administrator shall certify in writing the achievement of the applicable performance goal(s) and the amounts of any Awards payable to the Participants under the applicable formula(s) or standard(s). All or part of the Awards payable to Participants who are not Covered Employees may be paid prior to the end of a Performance Period on an estimated basis, subject to adjustment in the discretion of the Administrator.
            All or part of the Awards payable to Covered Employees may be paid prior to the end of a Performance Period only if such earlier payment does not result in such Award failing to constitute qualified performance-based compensation under Section 162(m) of the Code (e.g., if achievement of the applicable performance goal(s) can be certified prior to the end of the Performance Period). Subject to the foregoing, the timing of payment of all Awards to both Covered Employees and Participants who are not Covered Employees shall be within the discretion of the Administrator.

                      Section 13.  Adjustment Provisions

                  (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the number of shares that may be granted in the form of Options, SARs, Restricted Stock, Restricted Stock Units or Performance Awards, the maximum number of shares available to a particular Participant, and the number of shares covered by each outstanding Award, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed. Awards shall be deemed to contain provisions for their continuation or for other equitable adjustments after changes in Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

                  (b) Notwithstanding any other provision of this Plan or in any Award, and without affecting the number of shares reserved or available hereunder, the Board may authorize the equitable adjustment of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.


                        Section 14.  Change of Control

            Notwithstanding any other provision of this Plan, if the terms of an agreement under which the Administrator has granted an award under this Plan shall provide for an acceleration of benefits upon a Change of Control, outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

                  (a) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

                  (b) During the six month and seven day period from and after a Change of Control (the "Exercise Period"), unless the Administrator shall determine otherwise at the time of grant, a Participant or Permitted Transferee, as the case may be, shall have the right, in lieu of the payment of the Base Price of the shares of Stock being purchased under an Option and by giving notice to the Administrator, to elect (within the Exercise Period) in lieu of exercise thereof, provided that if such Option is held by a Reporting Person either (i) such grant was approved by either the Board or the Administrator or (ii) more than six
            (6) months have elapsed from the grant thereof, to surrender all or part of the Option to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Base Price per share of Stock under the Option multiplied by the number of shares of Stock granted under the Option as to which the right granted under this subsection 14(b) shall have been exercised. Change in Control Price shall mean the higher of (i) (A) for any period during which Common Stock shall be listed for trading on a national securities exchange, the highest closing price per share of Common Stock on such exchange as of the close of such trading day, (B) for any period during which Common Stock shall not be listed for trading on a national securities exchange, but when Common Stock shall be authorized as a Nasdaq National Market security, the highest price per share as quoted by the Nasdaq, (C) for any period during which Common Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, but when Common Stock shall be authorized as a Nasdaq SmallCap Market security, the highest average of the high bid and low asked prices as reported by the Nasdaq, or (D) the highest market price per share of Common Stock as determined by an investment banking firm or certified public accountant selected by the Administrator in the event neither (A), (B) nor (C) above shall be applicable, in each case during the 60-day period prior to and ending on the date of the Change of Control, and (ii) if the Change of Control is the result of a transaction or series of transactions described in subsections 14(f)(i), (iii), (iv) or (v) hereof, the highest price per share of Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of Common Stock as reflected in a
            Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change of Control Price shall not exceed the market price of a share of Common Stock (to the extent required pursuant to Section 422 of the Code) on the date of surrender thereof.

                  (c) Any outstanding and unexercised Stock Appreciation Rights (other than such rights which arise pursuant to subsection 14(b) hereof) shall become exercisable as follows:

                        (i) Any SAR described in subsections 10(a) or (b) shall continue to be treated as provided in those subsections, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                        (ii) Any SAR described in subsection 10(c) shall be deemed to have been exercised if and when the Participant advises the Administrator in writing that the Participant elects to have Options with respect to which the SAR was granted treated as having lapsed, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or
                  (ii) held for six months prior to exercise.

                        (iii) Any SAR described in subsection 10(d) shall be
                  exercisable immediately, without regard to limitations imposed upon such exercise which are related to the passage of time, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                  (d) Any Restricted Stock or Restricted Stock Units granted pursuant to Section 11 shall become immediately and fully transferable, and the Administrator shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Restricted Stock or Restricted Stock Units. Any shares held in escrow shall be delivered to the Participant or a Permitted Transferee, as the case may be, and any share certificates shall not contain the legend specified by subsection 11(e). Unless such award of Restricted Stock or Restricted Stock Units shall have been approved by either the Board and/or the Administrator, Reporting Persons shall not dispose of any Restricted Stock or Restricted Stock Units until six (6) months following the date of award of such Restricted Stock or Restricted Stock Units.

                  (e) Any Performance Award granted pursuant to Section 12 that has not expired or been forfeited shall be deemed to have been earned on the assumption that all performance goals have been achieved to the fullest extent scheduled in the Award. All payments shall be made promptly in a lump sum, notwithstanding any other provision for installment or deferred payment prescribed in the Award.

                  (f) For purposes of this Plan, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if: (i) any Person (other than the Company, Dr. Gregory W. Kasten or the voting trustee under that certain Voting Trust Agreement dated October 10, 1997, as it may be amended from time to time) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company that represent 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the
            Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

                        Section 15.  Nontransferability

            Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, that the Participant may, in his or her sole discretion, transfer to a Permitted Transferee all or a portion of (i) a Nonqualified Stock Option granted to such Participant or (ii) any Restricted Stock or Restricted Stock Unit awarded to such Participant; provided further, however, that, with respect to each of the foregoing, (x) subsequent transfers of Nonqualified Stock Options, shares of Restricted Stock or Restricted Stock Units shall be prohibited except those (1) by will or the laws of descent and distribution or (2) to any other Permitted Transferee of the Participant, and
(y) the Participant shall remain subject to withholding taxes upon exercise of the Nonqualified Stock Option by a Permitted Transferee or upon the expiration of any forfeiture restrictions applicable to such shares of Restricted Stock or Restricted Stock Units. Following transfer, any such Nonqualified Stock Options, shares of Restricted Stock or Restricted Stock Units shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Company shall have no obligation to provide a Permitted Transferee with notice of the early termination of a Nonqualified Stock Option or the forfeiture of any shares of Restricted Stock or Restricted Stock Units. Awards granted under the Plan to a Participant shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted Transferee, as the case may be. In the event of the death of a Participant, exercise or payment shall be made only:

                  (a) By or to the Permitted Transferee, the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

                  (b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of the Participant's death.


                              Section 16.  Taxes

            The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any Award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value on the date of such notice; provided, however, that with respect to Reporting Persons, such withholding shall be satisfied by a reduction of the number of shares otherwise so deliverable unless the Reporting Person elects to pay all taxes in cash. A Participant shall remain subject to withholding taxes upon the exercise of a Nonqualified Stock Option by a Permitted Transferee or upon the lapse of any forfeiture restrictions applicable to any shares of Restricted Stock or Restricted Stock Units transferred to a Permitted Transferee.

                      Section 17.  No Right to Employment

            A Participant's right, if any, to continue to serve the Company and its Subsidiaries as an officer, Director, Employee or otherwise shall not be enlarged or otherwise affected by such individual's designation as a Participant under the Plan.


               Section 18.  Duration, Amendment and Termination

            No Award shall be granted more than ten years after the effective date of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein (notwithstanding the fact that an amendment or modification may cause an Option to no longer qualify as an Incentive Stock Option). Also, by mutual agreement between the Company and a Participant hereunder, Stock Options or other Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan. To the extent that any Stock Options or other Awards which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such Stock Options or other Awards would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant Stock Options or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, Stock Options or other Awards that do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Option or other Awards under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company: (a) increase the total number of shares that may be issued under the Plan or increase the amount or type of Awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Stock or Stock Units which may be made subject to Awards under the Plan; (c) modify the requirements as to eligibility for Awards under the Plan; or (d) cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Code.


           Section 19.  Stockholder Approval; Registration Statement

            The Plan shall be effective on February 25, 1998. The Plan shall be submitted for approval by the Stockholders of the Company at the 1998 Annual Meeting of Stockholders and the Company shall file a registration statement covering the shares of Stock to be issued under the Plan. If the Stockholders do not approve the Plan or if such registration statement is not filed or does not become effective, it, and any action taken hereunder, shall be void and of no effect.

                          Section 20.  Miscellaneous

            (a)   Governing Law.  Subject to the provisions of applicable
                  -------------
federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Indiana excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Indiana.

            (b)   Severability.  The invalidity of any particular clause,
                  ------------
provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby nominates, constitutes and appoints David
A. Bogaert and Carol J. Highsmith (or such other person as is designated by the Board of Directors of Unified Financial Services, Inc. (the "Company")) (the "Proxies"), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of Common Stock, $0.01 par value, of the Company entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held at the offices of First Lexington Trust Company, 2353 Alexandria Drive, Lexington, Kentucky, at 10:00 a.m., local time, May 20, 1998, and at any adjournments or postponements thereof.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.    ELECTION OF DIRECTORS:

      / / FOR all nominees listed below     / / WITHHOLD AUTHORITY to vote for
          (except as marked below)              all nominees listed below

    INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
          STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                          For term expiring in 2001:
                              Timothy L. Ashburn
                             Dr. Gregory W. Kasten


2. PROPOSAL TO APPROVE THE ADOPTION OF THE UNIFIED FINANCIAL SERVICES, INC. 1998 STOCK INCENTIVE PLAN:

      / / For                 / / Against             / / Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR both of the named nominees for director and for Proposal 2.

      The undersigned acknowledges receipt of the 1998 Annual Report to Stockholders and the Notice of the Annual Meeting and the Proxy Statement. Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                          / /  PLEASE CHECK THIS BOX IF YOU PLAN TO
                               ATTEND THE MEETING IN PERSON.

                          SIGN HERE
                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                          SIGN HERE
                                   ---------------------------------------------
                                   Executors, administrators, trustees, etc.
                                   should so indicate when signing

                          DATED
                               -------------------------------------------------